UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2016

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-8869

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 24, 2016, EyeGate Pharmaceuticals, Inc. (the “Company”) entered into an At The Market Offering Agreement (the “Agreement”) with H.C. Wainwright & Co., LLC  (“H.C. Wainwright”), to create an at-the-market equity program under which the Company from time to time may offer and sell up to 1,319,289 shares of its common stock, par value $0.01 per share, (the “Shares”) through H.C. Wainwright.

Subject to the terms and conditions of the Agreement, H.C. Wainwright will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions.  The Company has provided H.C. Wainwright with customary indemnification rights, and H.C. Wainwright will be entitled to a commission at a fixed commission rate equal to 3.0% of the gross proceeds per Share sold.

Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on the NASDAQ Capital Market, at market prices or as otherwise agreed with H.C. Wainwright. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreement or terminate the Agreement.

This report also incorporates by reference the Agreement into the shelf registration statement on Form S-3 (File No. 333-210557) previously filed with the Securities and Exchange Commission on April 1, 2016, in the form in which it became effective on May 6, 2016 (the “Registration Statement”).  This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Agreement is filed as Exhibit 10.1 to this report. The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed herewith as an exhibit to this report.

The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Agreement is also filed herewith as Exhibit 5.1. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 8.01.	Other Events.

On May 24, 2016, the Company issued a press release announcing the Agreement and the at-the-market equity program. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

5.1	Opinion of Burns & Levinson LLP.

10.1	At The Market Offering Agreement between the Company and H.C. Wainwright & Co., LLC, dated as of May 24, 2016.

99.1	Press Release of the Company regarding At-the-Market Equity Program.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: May 24, 2016

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Exhibit Index

5.1	Opinion of Burns & Levinson LLP.

10.1	At The Market Offering Agreement between the Company and H.C. Wainwright & Co., LLC, dated as of May 24, 2016.

99.1	Press Release of the Company regarding At-the-Market Equity Program.

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